                                                    [LOGO OF PIMCO APPEARS HERE]


PIMCO FUNDS
-----------
Multi-Manager Series

BLAIRLOGIE CAPITAL MANAGEMENT
    PIMCO Emerging Markets Fund
    PIMCO International Developed Fund
    PIMCO International Fund

CADENCE CAPITAL MANAGEMENT
    PIMCO Capital Appreciation Fund
    PIMCO Mid Cap Growth Fund
    PIMCO Micro Cap Growth Fund
    PIMCO Small Cap Growth Fund

COLUMBUS CIRCLE INVESTORS
    PIMCO Renaissance Fund
    PIMCO Core Equity Fund
    PIMCO Mid Cap Equity Fund
    PIMCO Innovation Fund

NFJ INVESTMENT GROUP
    PIMCO Equity Income Fund
    PIMCO Value Fund
    PIMCO Small Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
    PIMCO Enhanced Equity Fund
    PIMCO Structured Emerging Markets Fund

MULTIPLE MANAGERS
    PIMCO Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                                January 17, 1997

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

PIMCO Funds: Multi-Manager Series
Prospectus
January 17, 1997

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end management investment company ("mutual fund"). This Prospectus offers seventeen separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Portfolio Managers.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, certain Funds offer up to three additional classes of shares, Class A shares, Class B shares and Class C shares. See "Other Information-- Multiple Classes of Shares." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund's Administrative Class shares are subject to service and/or distribution fees paid to such entities for services they provide to shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment. Institutional Class and Administrative Class shares of the Funds are offered for sale at the relevant next determined net asset value for each class with no sales charge.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated January 14, 1997, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 360
                     Newport Beach, CA 92660
                     Telephone: (800) 927-4648 (Current Shareholders)
                             (800) 800-0952 (New Accounts)
                             (800) 987-4626 (PIMCO Infolink Audio Response
                                        Network)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
                                                   January 17, 1997 Prospectus

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  14
   Investment Restrictions.................................................  25
   Characteristics and Risks of Securities and Investment Techniques.......  27
   Management of the Trust.................................................  39
   Purchase of Shares......................................................  45
   Redemption of Shares....................................................  47
   Portfolio Transactions..................................................  49
   Net Asset Value.........................................................  50
   Dividends, Distributions and Taxes......................................  51
   Other Information.......................................................  52

 PIMCO Funds: Multi-Manager Series
2

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes seventeen separate diversified investment portfolios (the "Funds") offered by the Trust.

                              COMPARISON OF FUNDS

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

PORTFOLIO MANAGER AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

BLAIRLOGIE CAPITAL
MANAGEMENT

 Emerging Markets      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------
 International         Seeks long-term growth of capital; invests primarily in
 Developed             a diversified portfolio of international equity
                       securities.
--------------------------------------------------------------------------------
 International         Seeks capital appreciation, income is incidental;
                       invests primarily in common stocks of non-U.S. issuers.
--------------------------------------------------------------------------------

CADENCE CAPITAL
MANAGEMENT

 Capital               Seeks growth of capital; invests primarily in common
 Appreciation          stocks of companies with market capitalizations of at
                       least $100 million that have improving fundamentals and
                       whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Mid Cap Growth        Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations in
                       excess of $500 million that have improving fundamentals
                       and whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Micro Cap Growth      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       of less than $100 million that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------
 Small Cap Growth      Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations between
                       $50 million and $1 billion that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------

COLUMBUS CIRCLE
INVESTORS

 Renaissance           Seeks long-term growth of capital and income; invests
                       primarily in income-producing stocks and convertibles.
--------------------------------------------------------------------------------
 Core Equity           Seeks long-term growth of capital, with income as a
                       secondary objective; invests primarily in common stocks
                       of companies with market capitalizations in excess of $3
                       billion.
--------------------------------------------------------------------------------
 Mid Cap Equity        Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       between $800 million and $3 billion.
--------------------------------------------------------------------------------
 Innovation            Seeks capital appreciation; invests primarily in common
                       stocks of technology-related companies.
                                       (CONTINUED ON NEXT PAGE)
                                               January 17, 1997 Prospectus

                                  (CONTINUED)
PORTFOLIO MANAGER AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

NFJ INVESTMENT GROUP

 Equity Income         Seeks current income as a primary investment objective,
                       and long-term growth of capital as a secondary
                       objective; invests primarily in common stocks with
                       below-average price to earnings ratios and higher
                       dividend yields relative to their industry groups.
--------------------------------------------------------------------------------
 Value                 Seeks long-term growth of capital and income; invests
                       primarily in common stocks with below-average price to
                       earnings ratios relative to their industry groups.
--------------------------------------------------------------------------------
 Small Cap Value       Seeks long-term growth of capital and income; invests
                       primarily in common stocks of companies with market
                       capitalizations between $50 million and $1 billion and
                       below-average price to earnings ratios relative to their
                       industry groups.
--------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO
ASSOCIATES

 Enhanced Equity       Seeks to provide a total return which equals or exceeds
                       the total return performance of the Standard & Poor's
                       500 Composite Stock Price Index; invests in common
                       stocks represented in that Index.
--------------------------------------------------------------------------------
 Structured            Seeks long-term growth of capital; invests primarily in
 Emerging Markets      common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------

MULTIPLE MANAGERS

 Balanced Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.
--------------------------------------------------------------------------------

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Equity Funds"). While each of the International, Renaissance, and Innovation Funds may invest up to 100% of its assets in money market instruments for temporary defensive purposes, it is the policy of the other Equity Funds to be as fully invested as practicable in common stock. These Equity Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Equity Funds."

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.
 PIMCO Funds: Multi-Manager Series
4

  Certain Funds may use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                   INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of November 30, 1996, PIMCO Advisors and its subsidiary partnerships had over $111.2 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. For all of the Funds, the Adviser has engaged its affiliates to serve as Portfolio Managers. These affiliated Portfolio Managers, each of which is a subsidiary partnership of PIMCO Advisors, are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Under the supervision of PIMCO Advisors, the Portfolio Managers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and manages directly the portion of the assets allocated for investment in money market instruments.

  For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Portfolio Managers are compensated by the Adviser out of its fees (not by the Trust). See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service and/or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.
                                               January 17, 1997 Prospectus

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. The Micro Cap Growth Fund limits the purchase of shares (contributed capital) by any one investor to $10 million, exclusive of shares purchased through reinvestment of dividends and distributions. Additionally, the Trust has determined to limit the aggregate contributed capital by all investors in the Micro Cap Growth Fund to $100 million. Therefore, when the aggregate contributed capital in the Fund reaches such amount, the Fund will no longer be available for additional investment, until such time as an existing investor redeems a dollar amount sufficient to allow a new investment into the Fund. In addition, Institutional Class and Administrative Class shares of the International Fund, Small Cap Growth Fund, and Structured Emerging Markets Fund are not offered as of the date of this Prospectus; however, additional investment opportunities in these Funds may be available in the future. These limitations may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values for shares of the same class of any other Fund of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least annually (except for the Renaissance, Equity Income, Value, and Balanced Funds, which will distribute dividends quarterly), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class. See "Dividends, Distributions and Taxes."
 PIMCO Funds: Multi-Manager Series
6

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                                                   January 17, 1997 Prospectus

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
   --------------------------                   -------- -------------- --------
   Emerging Markets Fund.......................   0.85%       0.50%       1.35%
   International Developed Fund................   0.60        0.50        1.10
   International Fund..........................   0.55        0.50        1.05
   Capital Appreciation Fund...................   0.45        0.25        0.70
   Mid Cap Growth Fund.........................   0.45        0.25        0.70
   Micro Cap Growth Fund.......................   1.25        0.25        1.50
   Small Cap Growth Fund.......................   1.00        0.25        1.25
   Renaissance Fund............................   0.60        0.25        0.85
   Core Equity Fund............................   0.57        0.25        0.82
   Mid Cap Equity Fund.........................   0.63        0.25        0.88
   Innovation Fund.............................   0.65        0.25        0.90
   Equity Income Fund..........................   0.45        0.25        0.70
   Value Fund..................................   0.45        0.25        0.70
   Small Cap Value Fund........................   0.60        0.25        0.85
   Enhanced Equity Fund........................   0.45        0.25        0.70
   Structured Emerging Markets Fund............   0.45        0.50        0.95
   Balanced Fund...............................   0.45        0.25        0.70

                                                              SERVICE/
                                      ADVISORY ADMINISTRATIVE  12B-1    TOTAL
   ADMINISTRATIVE CLASS SHARES          FEE         FEE         FEE    EXPENSES
   ---------------------------        -------- -------------- -------- --------
   Emerging Markets Fund.............   0.85%       0.50%       0.25%    1.60%
   International Developed Fund......   0.60        0.50        0.25     1.35
   International Fund................   0.55        0.50        0.25     1.30
   Capital Appreciation Fund.........   0.45        0.25        0.25     0.95
   Mid Cap Growth Fund...............   0.45        0.25        0.25     0.95
   Micro Cap Growth Fund.............   1.25        0.25        0.25     1.75
   Small Cap Growth Fund.............   1.00        0.25        0.25     1.50
   Renaissance Fund..................   0.60        0.25        0.25     1.10
   Core Equity Fund..................   0.57        0.25        0.25     1.07
   Mid Cap Equity Fund...............   0.63        0.25        0.25     1.13
   Innovation Fund...................   0.65        0.25        0.25     1.15
   Equity Income Fund ...............   0.45        0.25        0.25     0.95
   Value Fund........................   0.45        0.25        0.25     0.95
   Small Cap Value Fund..............   0.60        0.25        0.25     1.10
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."
 PIMCO Funds: Multi-Manager Series
8

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Emerging Markets Fund........................  $14     $43     $74     $162
   International Developed Fund.................   11      35      61      134
   International Fund...........................   11      33      58      128
   Capital Appreciation Fund....................    7      22      39       87
   Mid Cap Growth Fund..........................    7      22      39       87
   Micro Cap Growth Fund........................   15      47      82      179
   Small Cap Growth Fund........................   13      40      69      151
   Renaissance Fund.............................    9      27      47      105
   Core Equity Fund.............................    8      26      46      101
   Mid Cap Equity Fund..........................    9      28      49      108
   Innovation Fund..............................    9      29      50      111
   Equity Income Fund...........................    7      22      39       87
   Value Fund...................................    7      22      39       87
   Small Cap Value Fund.........................    9      27      47      105
   Enhanced Equity Fund.........................    7      22      39       87
   Structured Emerging Markets Fund.............   10      30      53      117
   Balanced Fund................................    7      22      39       87
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Emerging Markets Fund........................  $16     $50     $87     $190
   International Developed Fund.................   14      43      74      163
   International Fund...........................   13      41      71      157
   Capital Appreciation Fund....................   10      30      53      117
   Mid Cap Growth Fund..........................   10      30      53      117
   Micro Cap Growth Fund........................   18      55      95      206
   Small Cap Growth Fund........................   15      47      82      179
   Renaissance Fund.............................   11      35      61      134
   Core Equity Fund.............................   11      34      59      131
   Mid Cap Equity Fund .........................   12      36      62      137
   Innovation Fund..............................   12      37      63      140
   Equity Income Fund...........................   10      30      53      117
   Value Fund...................................   10      30      53      117
   Small Cap Value Fund.........................   11      35      61      134
   Enhanced Equity Fund.........................   10      30      53      117
   Structured Emerging Markets Fund.............   12      38      66      145
   Balanced Fund................................   10      30      53      117

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
                                               January 17, 1997 Prospectus

                              FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's financial statements, which are included in the Trust's Annual Report dated June 30, 1996 and incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and the selected per share data and ratios as of June 30, 1996 have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. Information is presented for each Fund of the Trust which had investment operations and offered Institutional and Administrative Class shares during the reporting periods. The International, Renaissance, and Innovation Funds did not offer Institutional or Administrative Class shares during the reporting periods. Prior to November 1, 1995, the Trust's fiscal year end was October 31, and information for each of the five years in the period ended October 31, 1995 has been audited by the Funds' former independent accountants.

  Selected data for a share outstanding throughout each period:

                     NET ASSET    NET      NET REALIZED  TOTAL INCOME DIVIDENDS   DISTRIBUTIONS
  YEAR OR              VALUE   INVESTMENT AND UNREALIZED (LOSS) FROM   FROM NET     FROM NET    DISTRIBUTIONS
   PERIOD            BEGINNING   INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED        FROM
   ENDED             OF PERIOD   (LOSS)    INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS EQUALIZATION
--------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
 Institutional Class
        6/30/96        $11.27     $ 0.03       $ 1.40        $ 1.43      $(0.04)      $ 0.00        $ 0.00
       10/31/95         16.53       0.07        (4.55)        (4.48)      (0.06)       (0.72)         0.00
       10/31/94         12.27      (0.01)        4.45          4.44        0.00        (0.18)         0.00
       10/31/93(a)      10.00       0.03         2.52          2.55       (0.02)       (0.26)         0.00
 Administrative Class
        6/30/96         11.24       0.02+        1.40+         1.42       (0.03)        0.00          0.00
       10/31/95         16.95       0.00        (4.95)        (4.95)      (0.05)       (0.71)         0.00
INTERNATIONAL DEVELOPED FUND#
Institutional Class
        6/30/96        $11.74     $ 0.72       $ 0.72        $ 1.44      $(0.43)+     $(0.21)       $ 0.00
       10/31/95         11.86       0.10         0.30          0.40       (0.09)       (0.43)         0.00
       10/31/94         10.69       0.09         1.15          1.24       (0.03)       (0.04)         0.00
       10/31/93(b)      10.00       0.05         0.69          0.74       (0.04)       (0.01)         0.00
 Administrative Class
        6/30/96         11.73       0.69+        0.72+         1.41       (0.42)++     (0.21)         0.00
       10/31/95(c)      11.21       0.02         1.01          1.03       (0.08)       (0.43)         0.00
CAPITAL APPRECIATION FUND
 Institutional Class
        6/30/96        $16.94     $ 0.35       $ 1.99        $ 2.34      $(0.15)      $(1.03)       $ 0.00
       10/31/95         13.34       0.18         3.60          3.78       (0.18)        0.00          0.00
       10/31/94         13.50       0.14        (0.12)         0.02       (0.14)       (0.04)         0.00
       10/31/93         11.27       0.11         2.73          2.84       (0.11)       (0.50)         0.00
       10/31/92         11.02       0.14         1.05          1.19       (0.14)       (0.72)        (0.08)
       10/31/91(d)      10.00       0.09         1.02          1.11       (0.09)        0.00          0.00
MID CAP GROWTH FUND
Institutional Class
        6/30/96        $18.16     $ 0.32       $ 1.53        $ 1.85      $(0.14)      $(0.43)       $ 0.00
       10/31/95         13.97       0.07         4.19          4.26       (0.07)        0.00          0.00
       10/31/94         13.97       0.06         0.01          0.07       (0.06)       (0.01)         0.00
       10/31/93         11.29       0.07         2.70          2.77       (0.07)       (0.02)         0.00
       10/31/92         10.28       0.10         1.03          1.13       (0.10)        0.00         (0.02)
       10/31/91(e)      10.00       0.02         0.27          0.29       (0.01)        0.00          0.00
Administrative Class
        6/30/96         18.17       0.28         1.53          1.81       (0.11)       (0.43)         0.00
       10/31/95(c)      13.31       0.03         4.85          4.88       (0.02)        0.00          0.00
MICRO CAP GROWTH FUND
 Institutional Class
        6/30/96        $15.38     $ 0.00       $ 3.43        $ 3.43      $ 0.00       $(0.34)       $ 0.00
       10/31/95         11.87      (0.04)        3.55          3.51        0.00         0.00          0.00
       10/31/94         11.06      (0.03)        0.84          0.81        0.00         0.00          0.00
       10/31/93(f)      10.00       0.00         1.07          1.07        0.00         0.00          0.00
 Administrative Class
        6/30/96(g)      16.73       0.03         1.70          1.73        0.00         0.00          0.00
SMALL CAP GROWTH FUND
 Institutional Class
        6/30/96        $21.02     $ 2.02       $(0.61)       $ 1.41      $ 0.00       $(1.60)       $ 0.00
       10/31/95         19.38      (0.05)        3.12          3.07        0.00        (1.43)         0.00
       10/31/94         19.15      (0.02)        0.89          0.87        0.00        (0.64)         0.00
       10/31/93         15.80      (0.06)        6.19          6.13        0.00        (2.78)         0.00
       10/31/92         14.87       0.01         1.50          1.51       (0.01)       (0.57)         0.00
       10/31/91(h)      10.00       0.02         5.03          5.05       (0.02)       (0.16)         0.00

--------

(a) From commencement of operations, June 1, 1993.            (h) From commencement of operations, January 7, 1991.
(b) From commencement of operations, June 8, 1993.            +   Per share amounts based on average number of shares outstanding
(c) From commencement of operations, November 30, 1994.           during the period.
(d) From commencement of operations, March 8, 1991.           +   Including dividend in excess of $0.36 of net investment income.
(e) From commencement of operations, August 26, 1991.         ++  Including dividend in excess of $0.35 of net investment income.
(f) From commencement of operations, June 25, 1993.           #   Formerly the Blairlogie International Active Fund.
(g) From commencement of operations, April 1, 1996.           *   Annualized.

10
 PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                      RATIO OF NET
                             NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
DISTRIBUTIONS                  VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO  AVERAGE
 FROM RETURN       TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER  COMMISSION
 OF CAPITAL    DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE       RATE
-------------------------------------------------------------------------------------------------------
   $ 0.00         $(0.04)     $12.66    12.70%  $ 80,545     1.35%*       0.84%*     74.04%    $0.01
     0.00          (0.78)      11.27   (27.70)    73,539     1.35         0.57      118.18      0.03
     0.00          (0.18)      16.53    36.31     79,620     1.35        (0.06)      79.04
     0.00          (0.28)      12.27    25.55     14,625     1.34*        0.64*      36.51
     0.00          (0.03)      12.63    12.70        368     1.61*        0.18*      74.04      0.01
     0.00          (0.76)      11.24   (27.96)       830     1.62         0.02      118.18       N/A
   $ 0.00         $(0.64)     $12.54    12.54%  $ 70,207     1.10%*       0.81%*     59.56%    $0.02
     0.00          (0.52)      11.74     3.83     63,607     1.10         1.10       63.12      0.03
     0.00          (0.07)      11.86    11.68     22,569     1.10         1.12       88.55
     0.00          (0.05)      10.69     7.39      8,299     1.10*        0.91*      19.61
     0.00          (0.63)      12.51    12.33      5,624     1.35*        1.04*      59.56      0.02
     0.00          (0.51)      11.73     9.61        675     1.34*        0.50*      58.07       N/A
   $ 0.00         $(1.18)     $18.10    14.65%  $348,728     0.70%*       1.33%*     73.48%    $0.04
     0.00          (0.18)      16.94    28.47    236,220     0.70         1.22       82.69      0.05
     0.00          (0.18)      13.34     0.15    165,441     0.70         1.17       76.75
     0.00          (0.61)      13.50    25.30     84,990     0.70         0.94       81.15
     0.00          (0.94)      11.27    10.75     36,334     0.70         1.13      134.17
     0.00          (0.09)      11.02    11.19     18,813     0.75*        1.55*      40.54
   $ 0.00         $(0.57)     $19.44    10.37%  $231,011     0.70%*       1.11%*     78.81%    $0.04
     0.00          (0.07)      18.16    30.54    189,320     0.70         0.43       78.29      0.04
     0.00          (0.07)      13.97     0.58    121,791     0.70         0.45       60.85
     0.00          (0.09)      13.97    24.57     67,625     0.70         0.56       97.87
     0.00          (0.12)      11.29    10.91     21,213     0.70         0.87       65.92
     0.00          (0.01)      10.28     2.98      2,748     0.82*        0.92*      13.41
     0.00          (0.54)      19.44    10.17      1,071     0.95*        0.89*      78.81      0.04
     0.00          (0.02)      18.17    36.64        892     0.94*        0.23*      71.73       N/A
   $ 0.00         $(0.34)     $18.47    22.64%  $ 83,973     1.50%*      (0.45)%*    53.96%    $0.02
     0.00           0.00       15.38    29.54     69,775     1.50        (0.37)      86.68      0.03
     0.00           0.00       11.87     7.31     32,605     1.50        (0.25)      58.81
    (0.01)         (0.01)      11.06    10.81     10,827     1.50*       (0.02)*     15.98
     0.00           0.00       18.46    10.34        566     1.73*       (0.74)*     53.96      0.02
   $ 0.00         $(1.60)     $20.83     7.22%  $ 32,954     1.25%*      (0.20)%*    59.00%    $0.02
     0.00          (1.43)      21.02    17.39     73,977     1.25        (0.27)      85.61      0.02
     0.00          (0.64)      19.38     4.62     50,425     1.25        (0.33)      65.53
     0.00          (2.78)      19.15    38.80     43,308     1.25        (0.35)      62.15
     0.00          (0.58)      15.80    10.20     33,734     1.25         0.09       66.05
     0.00          (0.18)      14.87    50.68     33,168     1.29*        0.11*      47.84

                                                  January 17, 1997 Prospectus

  Selected data for a share outstanding throughout each period:


                              NET ASSET    NET      NET REALIZED  TOTAL INCOME DIVIDENDS    DISTRIBUTIONS
  YEAR OR                       VALUE   INVESTMENT AND UNREALIZED (LOSS) FROM   FROM NET      FROM NET    DISTRIBUTIONS
   PERIOD                     BEGINNING   INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT     REALIZED        FROM
   ENDED                      OF PERIOD   (LOSS)    INVESTMENTS    OPERATIONS    INCOME     CAPITAL GAINS EQUALIZATION
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
(CONTINUED)
 Administrative Class
 6/30/96                     $21.01     $ 2.02+      $(0.61)+      $ 1.41      $ 0.00        $(1.60)       $ 0.00
10/31/95(i)                   21.90      (0.02)       (0.87)        (0.89)       0.00          0.00          0.00
CORE EQUITY FUND
 Institutional Class
 6/30/96                     $12.72     $ 0.51       $ 0.65        $ 1.16      $(0.05)+++    $(0.28)       $ 0.00
10/31/95(j)                   10.00       0.07         2.71          2.78       (0.06)         0.00          0.00
 Administrative Class
 6/30/96                      12.73       0.49         0.65          1.14       (0.03)+++     (0.28)         0.00
10/31/95(k)                   11.45       0.02         1.28          1.30       (0.02)         0.00          0.00
MID CAP EQUITY FUND
 Institutional Class
 6/30/96                     $12.92     $ 0.49       $ 1.62        $ 2.11      $ 0.00        $(0.37)       $ 0.00
10/31/95(j)                   10.00       0.02         2.92          2.94       (0.02)         0.00          0.00
EQUITY INCOME FUND
 Institutional Class
 6/30/96                     $13.09     $ 0.78       $ 1.31        $ 2.09      $(0.34)       $(0.48)       $ 0.00
10/31/95                      11.75       0.46         1.67          2.13       (0.46)        (0.33)         0.00
10/31/94                      11.95       0.42        (0.16)         0.26       (0.42)        (0.04)         0.00
10/31/93                      10.92       0.40         1.40          1.80       (0.40)        (0.37)         0.00
10/31/92                      10.77       0.45         0.93          1.38       (0.43)        (0.57)        (0.23)
10/31/91(d)                   10.00       0.24         0.92          1.16       (0.24)        (0.15)         0.00
 Administrative Class
 6/30/96                      13.13       0.75         1.31          2.06       (0.36)        (0.48)         0.00
10/31/95(c)                   11.12       0.39         2.35          2.74       (0.40)        (0.33)         0.00
VALUE FUND##
 Institutional Class
 6/30/96                     $12.53     $ 0.25       $ 1.62        $ 1.87      $(0.17)       $(1.77)       $ 0.00
10/31/95                      11.55       0.30         2.18          2.48       (0.30)        (1.20)         0.00
10/31/94                      11.92       0.30        (0.28)         0.02       (0.29)        (0.10)         0.00
10/31/93                      10.05       0.28         2.36          2.64       (0.28)        (0.49)         0.00
10/31/92(l)                   10.00       0.24         0.23          0.47       (0.24)        (0.18)         0.00
SMALL CAP VALUE FUND
 Institutional Class
 6/30/96                     $13.10     $ 0.56       $ 1.49        $ 2.05      $(0.21)       $(0.74)       $ 0.00
10/31/95                      12.07       0.28         1.92          2.20       (0.28)        (0.89)         0.00
10/31/94                      12.81       0.29        (0.65)        (0.36)      (0.29)        (0.09)         0.00
10/31/93                      10.98       0.24         2.33          2.57       (0.24)        (0.50)         0.00
10/31/92                      10.09       0.22         1.17          1.39       (0.22)        (0.24)        (0.04)
10/31/91(m)                   10.00       0.02         0.10          0.12       (0.03)         0.00          0.00
 Administrative Class
 6/30/96(n)                   13.16       0.54         1.43          1.97       (0.19)        (0.74)         0.00
ENHANCED EQUITY FUND
 Institutional Class
 6/30/96                     $14.44     $ 0.34       $ 1.67        $ 2.01      $(0.16)       $(0.38)       $ 0.00
10/31/95                      11.99       0.25         2.62          2.87       (0.25)        (0.17)         0.00
10/31/94                      12.08       0.25        (0.04)         0.21       (0.25)        (0.05)         0.00
10/31/93                      11.76       0.23         0.74          0.97       (0.23)        (0.42)         0.00
10/31/92                      10.80       0.16         1.06          1.22       (0.16)        (0.04)        (0.06)
10/31/91(o)                   10.00       0.16         0.80          0.96       (0.16)         0.00          0.00
BALANCED FUND###
 Institutional Class
 6/30/96                     $11.89     $ 0.27       $ 0.76        $ 1.03      $(0.27)       $(1.01)       $ 0.00
10/31/95                      10.35       0.44         1.54          1.98       (0.44)         0.00          0.00
10/31/94                      10.84       0.34        (0.34)         0.00       (0.34)        (0.15)         0.00
10/31/93                      10.42       0.35         0.68          1.03       (0.35)        (0.26)         0.00
10/31/92(p)                   10.00       0.12         0.52          0.64       (0.12)        (0.10)         0.00

--------


(i) From commencement of operations, September 27, 1995.+        +   Per share amounts based on average number of shares outstanding
(j) From commencement of operations, December 28, 1994               during the period.
(k) From commencement of operations, May 31, 1995.               +++ Including dividend in excess of $0.01 of net investment income.
(l) From commencement of operations, December 30, 1991.          ##  Formerly the NFJ Diversified Low P/E Fund.
(m) From commencement of operations, October 1, 1991.            ###  NFJ and Cadence began serving as Portfolio Managers of the
(n) From commencement of operations, November 1, 1995.                portion of the Balanced Fund allocatedfor investment in
(o) From commencement of operations, February 11, 1991.               common stock on August 1, 1996. Prior to August 1, 1996,
(p) From commencement of operations, June 25, 1992.                   a different firm served as Portfolio Manager.
                                                                 *    Annualized.

12  PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                      RATIO OF NET
                             NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
DISTRIBUTIONS                  VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO  AVERAGE
 FROM RETURN       TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER  COMMISSION
 OF CAPITAL    DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE       RATE
-------------------------------------------------------------------------------------------------------
    $0.00         $(1.60)     $20.82    7.18%   $    112     1.50%*      (0.41)%*    59.00%    $0.02
     0.00           0.00       21.01   (5.34)        544     1.60*       (0.82)*      8.80       N/A
    $0.00         $(0.33)     $13.55    9.41%   $ 10,452     0.82%*       0.53%*     73.16%    $0.04
     0.00          (0.06)      12.72   27.86       7,791     0.82*        0.79*     122.88      0.03
     0.00          (0.31)      13.56    9.23      33,575     1.07*        0.28*      73.16      0.04
     0.00          (0.02)      12.73   11.34      24,645     1.06*        0.34*      57.96       N/A
    $0.00         $(0.37)     $14.66   16.72%   $  8,378     0.88%*      (0.32)%*    96.62%    $0.03
     0.00          (0.02)      12.92   29.34       8,357     0.88*        0.24*     131.58      0.04
    $0.00         $(0.82)     $14.36   16.35%   $116,714     0.70%*       3.41%*     52.30%    $0.06
     0.00          (0.79)      13.09   19.36     118,015     0.70         3.83       46.49      0.06
     0.00          (0.46)      11.75    2.25      92,365     0.70         3.77       35.56
     0.00          (0.77)      11.95   16.65      67,854     0.70         3.55       38.60
     0.00          (1.23)      10.92   12.89      30,506     0.70         3.83       46.74
     0.00          (0.39)      10.77   11.81      15,628     0.74*        4.18*      61.51
     0.00          (0.84)      14.35   16.08       6,097     0.95*        3.19*      52.30      0.06
     0.00          (0.73)      13.13   25.69         140     0.95*        3.43*      43.27       N/A
    $0.00         $(1.94)     $12.46   16.24%   $ 52,727     0.70%*       2.40%*     28.53%    $0.06
     0.00          (1.50)      12.53   24.98      14,443     0.70         2.50       71.02      0.06
     0.00          (0.39)      11.55    0.15      15,442     0.70         2.34       43.70
     0.00          (0.77)      11.92   26.35      22,930     0.70         2.43       28.19
     0.00          (0.42)      10.05    4.68      18,083     0.70*        2.57*      72.77
    $0.00         $(0.95)     $14.20   16.35%     29,017     0.85%*       2.12%*     35.21%    $0.04
     0.00          (1.17)      13.10   19.88      35,093     0.85         2.25       49.57      0.04
     0.00          (0.38)      12.07   (2.89)     31,236     0.85         2.23       48.12
     0.00          (0.74)      12.81   23.60      46,523     0.85         2.05       41.80
     0.00          (0.50)      10.98   13.75      18,261     0.85         2.16       26.77
     0.00          (0.03)      10.09    1.19       5,060     1.09*        3.06*       0.00
     0.00          (0.93)      14.20   15.64       4,433     1.10*        1.86*      35.21      0.04
    $0.00         $(0.54)     $15.91   14.21%   $ 83,425     0.70%*       1.58%*     52.83%    $0.05
     0.00          (0.42)      14.44   24.46      73,999     0.70         1.91       20.59      0.05
     0.00          (0.30)      11.99    1.83      65,915     0.70         2.20       43.58
     0.00          (0.65)      12.08    8.20      46,724     0.70         1.89       15.02
     0.00          (0.26)      11.76   11.46      36,515     0.70         1.81       16.85
     0.00          (0.16)      10.80    9.59       4,451     0.73*        2.14*       0.15
    $0.00         $(1.28)     $11.64    9.07%   $ 82,562     0.70%*       3.46%*    139.59%    $0.05
     0.00          (0.44)      11.89   19.47      72,638     0.70         3.73       43.10      0.04
     0.00          (0.49)      10.35    0.08     130,694     0.70         3.25       46.72
     0.00          (0.61)      10.84   10.06     126,410     0.70         3.10       19.32
     0.00          (0.22)      10.42    6.40      99,198     0.70*        3.36*      38.51

                                                  January 17, 1997 Prospectus

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

  EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Mexico               South Korea
  Brazil                Hungary             Pakistan             Sri Lanka
  Chile                 India               Peru                 Taiwan
  China                 Indonesia           Philippines          Thailand
  Colombia              Israel              Poland               Turkey
  Czech Republic        Jordan              Portugal             Venezuela
  Greece                Malaysia            South Africa         Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

  For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." For a discussion of certain risks posed by investing in emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Emerging Markets Fund is Blairlogie.

14
 PIMCO Funds: Multi-Manager Series

  INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the International Developed Fund is Blairlogie.

  INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets.
                                                  January 17, 1997 Prospectus

The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes and foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts.

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the International Fund is Blairlogie.

  CAPITAL APPRECIATION FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of investment. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

16
 PIMCO Funds: Multi-Manager Series

  MID CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Mid Cap Growth Fund is Cadence.

  MICRO CAP GROWTH FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Micro Cap Growth Fund is Cadence.

  SMALL CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen,
(ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Growth Fund is Cadence.
                                                  January 17, 1997 Prospectus

  RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity securities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("convertible securities").

  The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's or S&P (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO, or unrated but determined by the Portfolio Manager to be of comparable quality). Securities rated Ba or below by Moody's or BB or below by S&P (or similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." Although the Fund may invest in such securities, it neither invests nor has the present intention of investing 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.

  The non-convertible debt securities in which the Fund may invest include corporate or government debt securities of any maturity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or similarly rated by another NRSRO, or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

  CORE EQUITY FUND seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of

18
 PIMCO Funds: Multi-Manager Series

Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Core Equity Fund is Columbus Circle.

  MID CAP EQUITY FUND seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Mid Cap Equity Fund is Columbus Circle.

  INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Innovation Fund is Columbus Circle.

  EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to
                                                  January 17, 1997 Prospectus
earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Equity Income Fund is NFJ.

  VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Value Fund is NFJ.

  SMALL CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Small Cap Value Fund is NFJ.

  ENHANCED EQUITY FUND seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Portfolio Manager uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common

20
 PIMCO Funds: Multi-Manager Series
stocks that are represented in the S&P 500. The Fund may invest in common stock of foreign issuers if included in the index. The Fund is designed to meet simultaneously all of the following criteria: (i) higher returns than the S&P 500 in both up and down markets, (ii) no greater volatility than the S&P 500, and (iii) consistent performance on a period-to-period basis. A computer optimization model analyzes the return pattern of thousands of portfolios that could be constructed from the securities in the S&P 500. The Portfolio Manager's optimization process reweights or eliminates stocks that have not historically improved the performance or lowered the volatility of the Fund. The Fund is rebalanced quarterly. The Trust reserves the right to change without shareholder approval the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations.

  The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Enhanced Equity Fund is Parametric.

  STRUCTURED EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Portfolio Manager will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the MSCI Free Index or the Baring Emerging Markets Index (the "Baring Index"). However, the Portfolio Manager has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Portfolio Manager will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Portfolio Manager will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Portfolio Manager, consistent with the principles of broad country and company diversification of the Fund's investments.
                                                  January 17, 1997 Prospectus

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Morocco              South Africa
  Brazil                Hungary             Pakistan             South Korea
  Chile                 India               Peru                 Sri Lanka
  China                 Indonesia           Philippines          Taiwan
  Colombia              Israel              Poland               Thailand
  Czech Republic        Jordan              Portugal             Turkey
  Estonia               Malaysia            Slovakia             Venezuela
  Greece                Mexico              Slovenia             Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the Baring Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies. The Fund may invest in stock index futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

  For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." For a discussion of certain risks posed by investing in emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks. The Portfolio Manager for the Structured Emerging Markets Fund is Parametric.

  BALANCED FUND seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

22
 PIMCO Funds: Multi-Manager Series

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by Cadence and NFJ. The portion of the Common Stock Segment allocated to Cadence will be managed in accordance with the investment policies of the Capital Appreciation Fund; the portion allocated to NFJ will be managed in accordance with the investment policies of the Value Fund. Allocations of the Common Stock Segment to Cadence and NFJ will vary from time to time as determined by the Adviser.

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Portfolio Manager believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO Advisors will manage directly the assets of the Fund allocated for investment in money market instruments (the "Money Market Segment"). Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities.

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift
                                                  January 17, 1997 Prospectus
exposure to foreign currency fluctuations from one country to another. See "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices and related risks.

EQUITY FUNDS

  The Emerging Markets, International Developed, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Equity Income, Value, Small Cap Value, Enhanced Equity, and Structured Emerging Markets Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.

  The International, Renaissance, and Innovation Funds will each invest primarily (normally at least 65% of its assets) in equity securities (income-producing equity securities in the case of the Renaissance Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion or, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Equity Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. Any of the Equity Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.

  The Equity Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Equity Funds may invest in American Depository Receipts ("ADRs"). The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, and Structured Emerging Markets Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Equity Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

DURATION

  Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on the Portfolio Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity

24
 PIMCO Funds: Multi-Manager Series
of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Manager for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, Renaissance, and Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of these Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:

    (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

    (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

    (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

    (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

    (5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

    (6) Concentrate more than 25% of the value of its total assets in any one industry; except that the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technology to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

  The investment objective of each of the Emerging Markets, International Developed, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Equity Income, Value, Small Cap Value, Enhanced Equity, Structured Emerging Markets, and Balanced Funds, as set forth under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may
                                                  January 17, 1997 Prospectus
not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, none of the above-referenced Funds may:

    (1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

    (2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    (3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    (4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

    (5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

    (6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

    (7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

    (8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

    (9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans,

26
 PIMCO Funds: Multi-Manager Series

  (b) enter into repurchase agreements and reverse repurchase agreements, and
  (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

    (10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, the Trust's non-fundamental restrictions, set forth in the Statement of Additional Information, may place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

SMALL AND MEDIUM CAPITALIZATION STOCKS

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Small Cap Growth and Small Cap Value Funds will invest primarily in companies with market capitalizations of $1 billion or less, and the Micro Cap Growth Fund will invest primarily in companies with market capitalizations of $100 million or less. Investments in larger companies present certain advantages in that such companies generally have greater financial
                                                  January 17, 1997 Prospectus
resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange. As a result, the disposition of securities to meet redemptions may require a Fund to sell these securities at a disadvantageous time, or at disadvantageous prices, or to make many small sales over a lengthy period of time.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees maturing not later than the expiration of the reverse repurchase agreement to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S.
Government

28
 PIMCO Funds: Multi-Manager Series
securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

FOREIGN SECURITIES

  The Emerging Markets, International Developed, International, and Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Core Equity and Mid Cap Equity Funds may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). In addition, these Funds may invest up to 35% of their respective assets in ADRs, EDRs, and GDRs, reduced by such amount that may be reserved for investments in high quality debt securities, money market obligations, and cash or other permissible investments. The remaining Funds may also invest in ADRs. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency
                                                  January 17, 1997 Prospectus
conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Emerging Markets and Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Innovation, Structured Emerging Markets, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, International Developed, International, Structured Emerging Markets, and Balanced Funds may buy and sell foreign currency futures contracts and

30
 PIMCO Funds: Multi-Manager Series
options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Emerging Markets, International Developed, International, and Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the Emerging Markets, International Developed, International, and Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The Renaissance and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  The following chart provides information on the weighted average percentage of rated and unrated debt or fixed income securities in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities
                                                  January 17, 1997 Prospectus
during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested during such fiscal year (1) in unrated high yield securities believed by the Adviser or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.

                                                        RATED
                                     -------------------------------------------
                                     1ST  2ND 3RD 4TH 5TH  6TH  7TH 8TH 9TH 10TH
                                     ---- --- --- --- ---- ---- --- --- --- ----
Renaissance*........................ 5.06  --  --  -- 2.94 4.16  --  --  --  --

                                     UNRATED BUT CONSIDERED EQUIVALENT TO
                               -------------------------------------------------
                                                                          TOTAL
                               1ST 2ND 3RD 4TH 5TH 6TH  7TH 8TH 9TH 10TH UNRATED
                               --- --- --- --- --- ---- --- --- --- ---- -------
Renaissance*..................  --  --  --  --  -- 1.58  --  --  --  --   1.58

--------
* Represents holdings of the PIMCO Advisors Equity Income Fund for its fiscal year ended September 30, 1996. The Equity Income Fund reorganized as the Renaissance Fund of the Trust on January 17, 1997.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE INSTRUMENTS

  Certain Funds may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Innovation, Structured Emerging Markets, and Balanced Funds may engage in the purchase and writing of call and put options on securities; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Emerging Markets, International Developed, Structured Emerging Markets, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the Emerging Markets, International Developed, International, and Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

  For these purposes, derivative instruments are deemed to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other

32
 PIMCO Funds: Multi-Manager Series
investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, Renaissance, and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
                                                  January 17, 1997 Prospectus

  The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Structured Emerging Markets, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Emerging Markets, International Developed, and Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts The Balanced Fund may invest in interest rate futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Enhanced

34
 PIMCO Funds: Multi-Manager Series

Equity, Structured Emerging Markets, and Balanced Funds may invest in stock index futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, Structured Emerging Markets, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

SHORT SALES

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. Short sales expose the Fund to the risk that it will be required to purchase securities to cover its short position at a time when the securities have appreciated in value, thus relating in a loss to the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  The Balanced Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors in the future. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other
                                                  January 17, 1997 Prospectus
investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a

36
 PIMCO Funds: Multi-Manager Series
property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund has adopted a policy under which it will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE SECURITIES

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INVESTMENT IN INVESTMENT COMPANIES

  The Emerging Markets, International Developed, and International Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles
                                                  January 17, 1997 Prospectus
which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

CREDIT AND MARKET RISK OF FIXED INCOME SECURITIES

  All fixed income securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

MONEY MARKET INSTRUMENTS

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

ILLIQUID SECURITIES

  Each of the Capital Appreciation, Mid Cap Growth, Small Cap Growth, Equity Income, Value, Small Cap Value, Enhanced Equity, and Balanced Funds may invest in securities that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of the Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale if such securities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). Each of the Emerging Markets, International Developed, International, Micro Cap Growth, Renaissance, Core Equity, Mid Cap Equity, Innovation, and Structured Emerging Markets Funds may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities.

38
 PIMCO Funds: Multi-Manager Series

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

"FUNDAMENTAL" POLICIES

  The investment objective of each of the International, Renaissance, and Innovation Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

INVESTMENT ADVISER

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of November 30, 1996 were approximately $111.2 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. Pacific Mutual Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of Pacific Investment Management. PIMCO Advisors is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serve as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has six subsidiary partnerships: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.
                                                  January 17, 1997 Prospectus

PORTFOLIO MANAGERS

  Pursuant to portfolio management agreements, PIMCO Advisors employs Portfolio Managers for all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors compensates the Portfolio Managers from its advisory fee (not from the Trust). Under these agreements, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

  BLAIRLOGIE manages the Emerging Markets Fund, the International Developed Fund, and the International Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation (a subsidiary of Pacific Mutual Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5%, and 5%, respectively, beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of November 30, 1996 of approximately $.7 billion. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  CADENCE manages the Capital Appreciation Fund, the Mid Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of November 30, 1996 of approximately $3.3 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, Eric M. Wetlaufer, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 23 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and

40
 PIMCO Funds: Multi-Manager Series

Executive Vice President of Cadence and has 11 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. Wetlaufer is a Managing Director and Portfolio Manager of Cadence and has 11 years' investment management experience. He previously served as Vice President of Northfield Information Services. Mr. Wetlaufer joined the predecessor of Cadence in 1991. He graduated from Wesleyan University and is a Chartered Financial Analyst. Mr. McManus is Director of Fund Management of Cadence and has 19 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and is certified as a Financial Planner.

  COLUMBUS CIRCLE manages the Renaissance Fund, the Core Equity Fund, the Mid Cap Equity Fund, and the Innovation Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of November 30, 1996 of approximately $14.6 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated. The Trust has been informed that investment decisions made by Columbus Circle with respect to the Columbus Circle Funds are made by a committee rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to that committee.

  NFJ manages the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of November 30, 1996 of approximately $1.8 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork is responsible for the day-to-day management of the Equity Income Fund, the Value Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 27 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst. Mr. Najork and Paul A. Magnuson are primarily responsible for the day-to-day management of the Small Cap
                                                  January 17, 1997 Prospectus

Value Fund. Mr. Magnuson, a research analyst at NFJ, has 11 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

  PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $88.8 billion of assets under management as of November 30, 1996. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for 25 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

  PARAMETRIC manages the Enhanced Equity Fund and the Structured Emerging Markets Fund (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of November 30, 1996 of approximately $2.0 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  David Stein, Linda Mauzy, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Ms. Mauzy is a Senior Investment Manager of Parametric and has been with Parametric or its predecessor since 1988. Ms. Mauzy graduated from the California State University with a bachelor's degree in Chemistry, and from the University of California with a master's degree in Economics. She is a Chartered Financial Analyst. Mr. Quisenberry is a Senior Investment Manager and Research Manager of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  PIMCO ADVISORS determines the allocation of the Balanced Fund's assets among various asset classes and manages directly the Money Market Segment of that Fund.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading advisor does not involve supervision by the CFTC over

42
 PIMCO Funds: Multi-Manager Series
commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, and Pacific Investment Management may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND ADMINISTRATOR

  PIMCO Advisors also serves as administrator (the "Administrator") to the Funds pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service and/or distribution fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                       ADVISORY
   FUND                                                                FEE RATE
   ----                                                                --------
   Capital Appreciation, Mid Cap Growth, Equity Income, Value,
    Enhanced Equity, Structured Emerging Markets, and Balanced Funds..    .45%
   International Fund.................................................    .55%
   Core Equity Fund...................................................    .57%
   International Developed, Renaissance, and Small Cap Value Funds....    .60%
   Mid Cap Equity Fund................................................    .63%
   Innovation Fund....................................................    .65%
   Emerging Markets Fund..............................................    .85%
   Small Cap Growth Fund..............................................   1.00%
   Micro Cap Growth Fund..............................................   1.25%

                                                  January 17, 1997 Prospectus

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                  ADMINISTRATIVE
   FUND                                                              FEE RATE
   ----                                                           --------------
   Emerging Markets, International Developed, International, and
    Structured Emerging Markets Funds...........................       .50%
   All Other Funds..............................................       .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International Fund, Renaissance Fund, and Innovation Fund by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and each of the Portfolio Managers, PIMCO Advisors (not the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Blairlogie--.40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small Cap Growth Fund, and 1.15% for the Micro Cap Growth Fund; Columbus Circle--.38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund, and .53% for the Mid Cap Equity Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ, and .50% for the Small Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Parametric--.35% for the Enhanced Equity Fund and .35% for the Structured Emerging Markets Fund.

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Emerging Markets, Capital Appreciation, and Small Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of each Plan, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution-related expenses. Total reimbursements under the Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

44
 PIMCO Funds: Multi-Manager Series

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Except for the Core Equity and Mid Cap Equity Funds, each Fund may offer its shares in up to five classes: "Institutional Class," "Administrative Class," "Class A," "Class B," and "Class C." This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. For information regarding Class A, Class B, and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric, and their affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.
                                                  January 17, 1997 Prospectus

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 127 West 10th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Mutual Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"), which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on Business Days.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application should prove to be incorrect in any manner judged by the Trust to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Trust).

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

46
 PIMCO Funds: Multi-Manager Series

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

CONTRIBUTED CAPITAL LIMITATIONS

  The Micro Cap Growth Fund limits the purchase of shares (contributed capital) by any one investor to $10 million, exclusive of shares purchased through reinvestment of dividends and distributions. Additionally, the Trust has determined to limit the aggregate contributed capital by all investors in all classes of the Fund to $100 million. Therefore, when the aggregate contributed capital in the Fund reaches such amount, the Fund will no longer be available for additional investment, until such time as an existing investor redeems a dollar amount sufficient to allow a new investment into the Fund. In addition, shares of the International Fund, Small Cap Growth Fund, and Structured Emerging Markets Fund are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. These limitations may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

RETIREMENT PLANS

  The Funds are available as an investment option for participants in retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) plans, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.
                                                  January 17, 1997 Prospectus

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

OTHER REDEMPTION INFORMATION

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution.

48
 PIMCO Funds: Multi-Manager Series

A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds or series of PIMCO Funds:
Pacific Investment Management Series registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Portfolio Manager places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided
                                                  January 17, 1997 Prospectus
by the broker effecting the transaction. The Portfolio Managers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher the transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." Portfolio turnover for the remaining Funds is incorporated by reference in the Statement of Additional Information.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager.

                                NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each Business Day as of the close of regular trading on the Exchange. Portfolio securities for which market quotations are readily available are valued at market value. Fixed income securities generally are valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Emerging Markets, International Developed, International, and Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

50
 PIMCO Funds: Multi-Manager Series

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net realized short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities may not be so exempt. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no
                                                  January 17, 1997 Prospectus
interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1987 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-two portfolios that are operational, seventeen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer Class A shares, Class B shares, and Class C shares through a separate prospectus. These other classes of the Funds have different sales

52
 PIMCO Funds: Multi-Manager Series
charges and expense levels, which will affect performance. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds.

  Institutional and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder services of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING

  Each class of shares of each Fund has identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of December 17, 1996, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Pacific Mutual Life Insurance Company (Newport Beach, California) with respect to the Diversified Low P/E Fund (the predecessor of the Value Fund) and the Mid Cap Equity Fund; the Jewish Federation of Metropolitan Chicago (Chicago, Illinois) with respect to the Small Cap Growth Fund; First Interstate Bank of California (Calabasas, California) with respect to the Enhanced Equity Fund; Melville Corporation (Rye, New York) with respect to the Core Equity Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Emerging Markets Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on
                                                  January 17, 1997 Prospectus
that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presentations for the class may be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to reflect current sales charges or redemption fees (if any) of the newer class, but not reflecting different operating expenses (such as service or distribution fees and administrative fee charges) associated with the newer class. All other things being equal, higher expenses of an older class would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  Current distribution information may also be provided to the Trust's shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  The Adviser and each Portfolio Manager may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics

54
 PIMCO Funds: Multi-Manager Series
and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).
                                                  January 17, 1997 Prospectus

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

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



                                                    [LOGO OF PIMCO APPEARS HERE]


PIMCO FUNDS
-----------
Multi-Manager Series

INVESTMENT ADVISER AND ADMINISTRATOR
  PIMCO Advisors L.P.
  800 Newport Center Drive
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, MO 64105

ACCOUNTANTS
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

                                                                      PROSPECTUS

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                                                                January 17, 1997